STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022


February 21, 2001


To our Shareholders:

         The S&P 500 Index recorded its first annual loss since 1990 and its worst performance in twenty three years, finishing the year with a total return of -9.1%. The Dow Jones Industrial Average also posted a loss of 6.2%, but performance was far worse for the NASDAQ, which declined 39% for the year, its largest annual decline on record. The weakness in the major stock indices reflected a slowdown in business activity and corporate profits as well as a sharp correction in valuations for many large capitalization technology stocks. The extent of the losses was nevertheless surprising given the fact that capital inflows into equity mutual funds reached a record level in 2000 as investors continued to favor equities over other asset classes.

         The decline in the equity market not only effected investor psychology but also negatively impacted consumer confidence and spending. As retail sales slowed, a build up in inventories occurred, which in turn, led to a decrease in manufacturing activity. The pace of capital spending, which had risen sharply in recent years, was also reduced. As a result, fourth quarter real GDP growth slowed substantially and forecasts for the current quarter indicate little if any growth. In January, the Federal Reserve responded to the sharp deterioration in economic conditions with two 50 basis point interest rate reductions. This represented the largest one month cut in rates by the Fed since 1984. Although these actions are not likely to reverse economic conditions in the short term, the Fed also stated an intention to ease further if conditions warrant it. Additional rate cuts combined with possible tax reductions should have a positive impact on consumer spending later this year. Thus, while forecasts for economic growth have been significantly reduced and the threat of a recession is real, actions presently being taken could begin to stimulate the economy within six to nine months.

         Corporate profits have also deteriorated and represent an important obstacle for equity performance. First quarter corporate profits are expected to show a year over year decline and forecasts for the full year are in the 0-5% range versus prior expectations of growth in excess of 10%. Moreover, certain sectors of the technology and telecommunication industries, which were thought to be immune from cyclical forces, are now experiencing a significant slowdown in profitability. Although additional downward revisions in corporate profits may exert further pressure on equity prices, it is important to note that stock prices are anticipatory in nature, and therefore, are likely to turn upward before earnings actually improve.

         Of particular significance to our portfolio has been a shift by investors away from growth stocks with extremely high price earnings ratios and toward companies valued more conservatively relative to profits, cash flow, and sales. The return to investing based on traditional models of valuation should benefit our performance since most of the equities in our portfolio sell at low valuations relative to long-term earnings growth. We would note that our overweighted position in financial stocks and the REIT sector should perform well in an environment of lower interest rates. As a result, we believe the portfolio is relatively well positioned for the current year despite the uncertain near term economic and profit outlook.

         We enclose a report of our Corporation's operations for the year ended December 31, 2000. The net asset value per share of the Corporation's Common Stock as at December 31, 2000 was $8.42, as compared with its net asset value at December 31, 1999 of $8.38 per share, in both instances giving effect to the Corporation's distributions to shareholders of $.025 per share paid on September 11, 2000 to shareholders of record at the close of business on August 28, 2000, and $.57 per share paid on January 25, 2001 to shareholders of record at the close of business on December 29, 2000. As at February 20, 2001 the unaudited net asset value per share was approximately $8.59.

         As at December 31, 2000 and February 20, 2001 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.25 and $6.20, respectively. Thus, as at December 31, 2000 and February 20, 2001 the market price for the Corporation's shares represented discounts of approximately 26% and 28%, respectively, from the Corporation's net asset values at such dates.

         Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Since January 1, 2000 certain of the Corporation's officers and directors and their associates have purchased an aggregate of 600 shares of the Corporation's capital stock. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,977,396 shares (79.1% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.




Very truly yours,


/s/ Wayne S. Reisner
--------------------
Wayne S. Reisner
President

                       [LETTERHEAD TOCCI & GOLDSTEIN LLP]

                          Independent Auditor's Report




To the Shareholders and Board of Directors of Sterling Capital Corporation:


         We have audited the statement of assets and liabilities of Sterling Capital Corporation, including the schedule of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Corporation as of December 31, 2000, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





/s/ Tocci & Goldstein LLP
-------------------------
TOCCI & GOLDSTEIN LLP


New York, N.Y.
February 15, 2001

                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

                                                         Number of     Market Value
                                                          Shares         (Note A)
                                                          ------         --------
Common & Preferred Stocks - 67.27% of net assets
Financial Services  - 17.44%
 Chase Manhattan Corp. .........................          13,500      $  613,406
 Mellon Financial Corp. ........................          12,000         590,250
 MBIA, Inc. ....................................           7,000         518,875
 Fleet Boston Corp. ............................          10,000         375,625
 PNC Financial Services Group ..................           5,000         365,313
 MetLife Inc. ..................................          10,000         350,000
 Unumprovident Corp ............................          10,000         268,750
 Amerus Life Holdings 7 % Pfd ..................           5,000         147,500
 Merrill Lynch Cap Tr 7.28% Pfd ................           5,000         120,937
 Axa Sponsored ADR .............................           1,475         105,923
 Morgan Stanley Dean Witter & Co. ..............           1,000          79,250
 Keycorp .......................................           2,500          70,000
 Friedman Billings Ramsey * ....................          10,000          65,625
                                                                      ----------
                                                                      $3,671,454

Real Estate and
Real Estate Investment Trusts - 17.13%
 Camden Property Trust .........................          22,690      $  760,115
 Equity Residential Properties Trust ...........           9,950         550,359
 Chateau Communities, Inc. .....................          15,630         475,738
 Amli Residential Properties Trust .............          18,000         444,375
 Catellus Development Corp. * ..................          20,000         350,000
 CarrAmerica Realty Tr 8.55% Pfd C .............          11,000         229,625
 St. Joe Co. ...................................          10,000         220,000
 Felcor Lodging Trust Inc. .....................           8,000         191,500
 Equity Office Properties Trust ................           5,000         163,125
 Equity Residential Properties Trust Pfd C .....           5,000         128,750
 Centex Corp. ..................................           2,500          93,906
                                                                      ----------
                                                                      $3,607,493


*  Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2000

                                                      Number of     Market Value
                                                       Shares         (Note A)
                                                      ---------     ------------
Telecommunication and Media -  7.75%
 SBC Communications Inc. .....................          10,000      $  477,500
 Verizon Communications ......................           6,100         305,762
 United States Cellular Corp. * ..............           4,000         241,000
 Viacom Inc. Cl A * ..........................           5,000         235,000
 A H Belo Corp Cl A ..........................          11,000         176,000
 AT&T Liberty Media A * ......................          12,000         162,750
 AT&T Corp. ..................................           2,000          34,500
                                                                    ----------
                                                                    $1,632,512

Technology -  6.20%
 Koninklijke Philips Electronics NV Holdings .          12,338      $  447,252
 Nam Tai Electronics Inc. ....................          15,000         228,750
 Vishay Intertechnology Inc. * ...............          10,000         151,250
 Advanced Micro Devices, Inc. * ..............          10,000         138,125
 Avnet, Inc. .................................           6,000         129,000
 LSI Logic Corp. * ...........................           7,000         119,630
 Motorola Inc ................................           4,500          91,125
                                                                    ----------
                                                                    $1,305,132

Consumer Goods - 5.56%
 Applica Incorporated * ......................          99,800      $  486,525
 Kimberly-Clark Corp. ........................           6,000         424,140
 Black & Decker Corp. ........................           3,500         137,375
 Sara Lee Corp. ..............................           5,000         122,813
                                                                    ----------
                                                                    $1,170,853

Healthcare - 5.15%
 Aventis Spon ADR ............................           5,886      $  495,896
 Rhone Poulenc 8.125% Pfd ....................          10,000         240,000
 Bristol Myers Squibb Co. ....................           3,000         221,812
 Pharmacia Corporation .......................           2,070         126,270
                                                                    ----------
                                                                    $1,083,978

         *  Non-income producing security


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2000

                                                               Number of    Market Value
                                                                Shares        (Note A)
                                                               ---------    ------------
Automotive - 2.07%
 Ford Motor Co. .....................................            8,740      $   204,844
 Lear Corp. * .......................................            5,000          124,063
 Cooper Tire & Rubber Co. ...........................           10,000          106,250
                                                                            -----------
                                                                            $   435,157

Food Services - 1.49%
 Applebees Int'l Inc. ...............................           10,000      $   314,375
                                                                            -----------

Paper Products  - 1.43%
 Mead Corp. .........................................            7,000      $   219,625
 International Paper Co. ............................            2,000           81,625
                                                                            -----------
                                                                            $   301,250

Retail - 1.28%
 May Department Store ...............................            5,000      $   163,750
 Federated Department Stores Inc * ..................            3,000          105,000
                                                                            -----------
                                                                            $   268,750

Transportation Services - 0.79%
 Ryder System Inc. ..................................           10,000      $   166,250
                                                                            -----------

Aerospace - 0.74%
 General Dynamics Corp. .............................            2,000      $   156,000
                                                                            -----------

Office Equipment and Services - 0.24%
 Ikon Office Solutions ..............................           20,000      $    50,000
                                                                            -----------

Total common and preferred stocks  (cost $10,110,941)                       $14,163,204
                                                                            -----------


       *  Non-income producing security



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2000


                                                        Principal      Market Value
                                                          Amount         (Note A)
Commercial Paper - 4.75%
 Ford Motor Credit Co. ..........................
  6.59% due 1/3/2001 ............................      $  500,000      $  500,000
 General Motors Acceptance Corp. ................
  6.58% due 1/5/2001 ............................         500,000         500,000
                                                                       ----------
Total Commercial Paper (cost $1,000,000) ........                      $1,000,000
                                                                       ----------

Corporate Bonds and Notes - 7.17%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 .........      $  150,000      $  153,497
 UBS GOAL 18.5%
  note due 5/28/2002 ............................         400,000         388,000
 Beneficial Corp 6.575%
  note due 12/16/2002 ...........................         250,000         250,502
 Lehman Brothers 7.25%
  senior subordinated note due 4/15/2003 ........         200,000         205,421
 Ford Motor Credit 7.5%
  note due 6/15/2003 ............................         250,000         255,232
 Goldman Sachs Group Inc 7.5%
  note due 1/28/2005 ............................         250,000         258,105
                                                                       ----------
Total corporate bonds and notes
      (cost $1,489,713) .........................                      $1,510,757
                                                                       ----------

U.S. Government Obligations - 3.84%
 U.S. Treasury Note 6.5% due 2/28/2002 ..........      $  800,000      $  809,500
                                                                       ----------
Total U.S. Government Obligations (cost $799,950)                      $  809,500
                                                                       ----------



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                December 31, 2000


                                                    Principal      Market Value
                                                     Amount          (Note A)
Government Agencies - 6.87%
 Federal Home Loan Bank
    7.07% due 9/13/2001 ...................      $   250,000      $   250,000
 Federal National Mortgage Association
    5.50% due 2/15/2002 ...................          200,000          199,078
 Federal National Mortgage Association
    6.31% due 7/17/2002 ...................          250,000          250,003
 Federal Home Loan Mortgage Corp. .........
   5.75% due 7/15/2003 ....................          250,000          250,938
 Federal Home Loan Bank
    7.46% due 9/9/2003 ....................          250,000          250,547
 Federal National Mortgage Association
    6.50% due 4/29/2009 ...................          250,000          246,250
                                                                  -----------
Total Government Agencies (cost $1,438,745)                       $ 1,446,816
                                                                  -----------

Total Investments (cost $14,839,349) ......                       $18,930,277
                                                                  ===========



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2000


                                     ASSETS

Investment in securities, at value
    (identified cost $14,839,349) (Note A) ....................    $ 18,930,277
Cash ..........................................................       3,367,308
Investment in real estate (cost $100,000) (Note A) ............          50,000
Receivables:
    Investment securities sold ................................         162,116
    Dividends and interest ....................................         134,590
    Other .....................................................           5,193
Prepaid Pension Cost (Note E) .................................          25,546
Prepaid Insurance .............................................           6,432
                                                                   ------------

Total assets ..................................................    $ 22,681,462
                                                                   ------------

                          LIABILITIES

Distribution payable to shareholders (Note F) .................    $  1,425,000
Payables:
    Investment securities purchased ...........................         145,500
     Accrued expenses and other liabilities ...................          54,350
                                                                   ------------

Total liabilities .............................................    $  1,624,850
                                                                   ------------

                          NET ASSETS

Common Stock, authorized 10,000,000 shares,
    outstanding 2,500,000 shares, $1 par value each ...........    $  2,500,000
Paid-in capital ...............................................      17,722,718
Excess of distributions over accumulated net investment loss ..      (6,503,459)
Excess of net realized gain on investments over distributions .       3,296,425
Net unrealized appreciation on investments ....................       4,040,928
                                                                   ------------

Net assets ....................................................    $ 21,056,612
                                                                   ============

Net assets per outstanding share ..............................    $       8.42
                                                                   ============



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2000


       Investment income:
           Dividends ...............................      $482,596
           Interest ................................       275,730
                                                          --------
             Total investment income ...............      $758,326
                                                          --------

        Expenses (Notes C, D and E):
           Officers' salaries ......................      $172,952
           Directors' fees and expenses ............        62,711
           Office salaries .........................        51,992
           Payroll taxes, fees and employee benefits        48,882
           Legal, audit and professional fees ......        36,140
           Pension and related costs ...............        29,790
           Equipment rentals .......................        24,818
           Transfer agent and registrar fees .......        23,945
           Rent and Electric .......................        23,847
           Custodian fees and expenses .............        17,014
           American Stock Exchange listing fee .....         7,500
           Insurance ...............................         7,411
           Miscellaneous ...........................         4,163
           Federal, state and local taxes ..........         3,832
                                                          --------
             Total expenses ........................      $514,997
                                                          --------
       Net investment income .......................      $243,329
                                                          --------


                                   (continued)



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                      For the year ended December 31, 2000



Net investment income (from previous page) ...................     $    243,329
                                                                   ------------

Net gain on investments  (Notes A and B):
  Realized gain from securities transactions:
      Proceeds from sales ....................................       10,086,472
      Cost of securities sold ................................        8,734,983
                                                                   ------------
      Net realized gain ......................................        1,351,489
                                                                   ------------

    Unrealized appreciation on investments:
    Beginning of period ......................................        5,528,992
    End of period ............................................        4,040,928
                                                                   ------------
    Net increase (decrease) in unrealized appreciation .......       (1,488,064)
                                                                   ------------

Net realized and unrealized gain (loss) on investments .......         (136,575)
                                                                   ------------

Net increase in net assets resulting from operations .........     $    106,754
                                                                   ============



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2000 and 1999


                                                                    Year ended
                                                           December 31,    December 31,
                                                              2000             1999
                                                         --------------    ------------
From investment activities:
  Net investment income ..............................   $     243,329     $     93,822
  Net realized gain from securities transactions .....       1,351,489        1,219,099
  Net change in unrealized appreciation (depreciation)      (1,488,064)       1,294.013
                                                            ----------       ----------

Increase in net assets derived from
  investment activities ..............................         106,754        2,606,934

Distributions to shareholders (Note F) ...............      (1,487,500)      (1,363,225)

Net Assets:
  Beginning of year ..................................      22,437,358       21,193,649
                                                            ----------       ----------

  End of year ........................................     $21,056,612      $22,437,358
                                                            ==========       ==========



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

Note A - Significant Accounting Policies

         Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

         Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Corporate commercial paper is valued at cost, which approximates market value. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

         The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

         The Corporation for the fiscal year ending December 31, 2000 was a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income was "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. The Corporation did not have any undistributed personal holding company income for the year ended December 31, 2000. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

(3) Securities Transactions Valuation

         Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

         Dividends to shareholders are recorded on the dividend declaration date.

5) Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

         The following summarizes all securities transactions by the Corporation for the year ended December 31, 2000:

Purchases (excludes $10,000,000 of short term corporate commercial paper
         and $799,876 of U.S. Government Obligations) ..............................      $  10,385,232
Sales (excludes $10,750,000 of short term corporate commercial paper)...............      $   8,984,983

         Net realized and unrealized loss on investments for the year ended December 31, 2000 was $136,575. This amount represents the net decrease in value of investments held during the period. The components are as follows:

                  Long transactions ......................   ($136,575)
                                                              ---------
                  Net loss on investments ................   ($136,575)
                                                              =========

         As  of  December   31,  2000,   gross   unrealized   appreciation   and
(depreciation) of the corporation's securities portfolio were as follows:

                  Unrealized appreciation ................  $4,667,002
                  Unrealized depreciation ................    (626,074)
                                                            ----------
                  Net unrealized appreciation ............  $4,040,928
                                                            ==========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

Note C - Rent

         The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual rent expense for this space is approximately $23,000.

Note D - Other Transactions with Affiliates

         Aggregate remuneration paid or accrued by the Corporation for the year ended December 31, 2000 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

                  Officers' salaries ......................      $172,900
                  Amount paid or accrued under Pension Plan        15,200
                  Directors' fees .........................        60,000

         Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the year ended December 31, 2000, Mr. Scheuer and the Corporation paid or accrued approximately $565,000 and $84,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Pension Plan

         The   Corporation   has  a  defined   benefit   pension  plan  covering
substantially  all of its  employees,  other than Union  employees and part-time employees. The benefits are based on years of service and the employee's compensation. The Corporation's funding policy is to contribute annually the maximum amount that can be deducted for Federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

         The following tables provide a reconciliation of the changes in the plan's benefit obligations, fair value of assets, and a statement of the funded status for the year ended December 31, 2000:

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

Change in Benefit Obligation
   Benefit Obligation at Beginning of Year                            $ 415,428
   Actuarial Gain                                                       (28,008)
   Service Cost                                                          21,238
   Interest Cost                                                         23,245
   Curtailment Gain                                                    (101,867)
                                                                      ---------
   Benefit Obligation at End of Year                                  $ 330,036
                                                                      =========

Change in Plan Assets
   Fair Value at Beginning of Year                                    $ 413,699
   Actual Return on Plan Assets                                         (12,983)
   Employer Contributions                                                25,571
                                                                      ---------
   Fair Value at End of Year                                          $ 426,257
                                                                      =========

Funded Status
   Unfunded Status of the Plan                                        $  96,221
   Unrecognized Net Actuarial Gain                                     (195,091)
   Unrecognized Prior Service Costs                                      35,274
   Unrecognized Transition Obligation                                    89,142
                                                                      ---------
   Prepaid Benefit Cost                                               $  25,546
                                                                      =========

The following table provides amounts recognized in the balance sheet as of December 31, 2000:

   Prepaid Benefit Cost                                               $  25,546
                                                                      ---------
   Net Amount Recognized                                              $  25,546
                                                                      =========

The components of net pension costs are as follows:

   Service Cost                                                       $  21,238
   Interest Cost                                                         23,245
   Actual Return on Plan Assets                                         (33,704)
   Amortization of Unrecognized Transition Assets                         5,244
   Amortization of Prior Service Costs                                    2,352
   Recognized Net Actuarial Loss                                         (4,261)
                                                                      ---------
   Net Periodic Pension Cost                                          $  14,114
                                                                      =========

         The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 6.0% and 3.0% respectively. The expected long-term rate of return on assets was 8.0%.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

   Note F- Distributions to Shareholders

         On September 11, 2000 the Corporation paid a cash distribution of $.025 per share to shareholders of record at the close of business on August 28, 2000. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 1999 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to calendar year shareholders in 2000 even though the distribution represented net capital gains and "investment company taxable income" realized by the Corporation during 1999. The Board of Directors determined that of the aggregate amount of the distribution ($62,500), $43,401 be considered a charge on the Corporation's books against net investment income and $19,099 be considered a charge on the Corporations books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

         On January 25, 2001 the Corporation paid a cash distribution of $.57 per share to shareholders of record at the close of business on December 29, 2000. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 2000 even though the distribution was paid to shareholders in 2001. The Board of Directors determined that of the aggregate amount of the distribution ($1,425,000), $150,000 be considered a charge on the Corporation's books against net investment income and $1,275,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding throughout each year:

                                                               Year Ended December 31
                                                       --------------------------------------
                                                        2000    1999    1998    1997   1996
                                                        ----    ----    ----    ----   ----
Investment income .........................             $.30    $.25    $.26    $.30   $.27
Expenses ..................................              .21     .21     .21     .22    .21
                                                        ----    ----    ----    ----   ----
Net investment income .....................              .09     .04     .05     .08    .06

Distributions of net realized
capital gains .............................             (.51)   (.51)   (.04)   (.82)  (.36)

Distributions of net investment income                  (.08)   (.04)   (.05)   (.06)  (.06)

Net realized gain (loss)and increase
 (decrease) in unrealized appreciation....              (.05)   1.00     .30     .87   1.02
                                                       ------   ----   -----     ---   ----

Net increase (decrease) in net asset value              (.55)    .49     .26     .07    .66
Net asset value:
   Beginning of period ....................             8.97    8.48    8.22    8.15   7.49
                                                        ----    ----   -----    ----   ----
   End of period...........................            $8.42   $8.97   $8.48   $8.22  $8.15
                                                       =====    ====    ====    ====   ====

Ratio of expenses to average net assets .                2.4%    2.4%    2.5%    2.6%   2.6%

Ratio of net investment income to
average net assets ........................              1.0%     .4%     .5%     .9%    .8%

Portfolio turnover  .......................               49%     37%     41%     40%    57%

Number of shares outstanding at end
of year (in 000's)  .......................            2,500   2,500   2,500   2,500  2,500

                          STERLING CAPITAL CORPORATION
                   Report for the Year Ended December 31, 2000






                                    OFFICERS

Walter Scheuer .......................    Chairman of the Board of Directors
Wayne S. Reisner .....................    President
Mark Nikiper..........................    Executive Vice President and Secretary
Michael Carey ........................    Vice President and Treasurer



                                    DIRECTORS

    Jay Eliasberg                                             Nathan Kingsley
    Arthur P. Floor                                           Archer Scherl
                                 Walter Scheuer


        Transfer Agent and Registrar                       Custodian

       Registrar and Transfer Company                     Citibank, N.A.
           10 Commerce Drive                              120 Broadway
        Cranford, New Jersey 07016                   New York, New York  10271


                 Auditors                               General Counsel

          Tocci & Goldstein LLP                          Skadden, Arps,
            The Chanin Building                      Slate, Meagher & Flom
     122 East 42nd Street Suite 1518                   Four Times Square
       New York, New York 10168                     New York, New York 10036